Salient Funds

Supplement Dated November 24, 2014 (“Supplement”)

to the Salient Risk Parity Fund Prospectus Dated April 30, 2014 (the “Prospectus”)

This Supplement updates certain information contained in the above-dated Prospectus. You may obtain copies of the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information free of charge, upon request, by calling 1-866-667-9228, or by writing to Salient MF Trust, PO. Box 182607, Columbus, Ohio 43218-2607. Please review this important information carefully.

The information on page 9 of the Prospectus under “Performance Information” is replaced in its entirely by the below. The Prospectus is otherwise unchanged.

Performance Information

The bar chart and table below provide an indication of the risks of an investment in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns (before and after taxes) for 1 year and since the inception of the Fund compared with those of broad-based securities market indices, the MSCI AC World Index Total Return and the Barclays Aggregate Bond Index, and a composite securities market index, the 60/40 Index, consisting of an allocation of 60% MSCI AC World Index Total Return (Equities) and 40% Barclays Aggregate Bond Index (Bonds). If the Advisor had not agreed to waive or reimburse certain Fund expenses during this period, the Fund’s returns would have been less than those shown. Past performance, including before- and after-tax returns, is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be found on the Trust’s website at www.salientfunds.com or by calling 1-866-667-9228.

The bar chart below shows the Fund’s annual returns for Class I Shares. The returns for Class A Shares and Class C Shares will be lower than Class I Shares’ returns shown in the bar chart because the expenses of the classes differ.

Annual Total Returns as of 12/31 for Class I Shares*

Best Quarter:	9/30/2013	5.63%
Worst Quarter:	6/30/2013	(15.41)%

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class I Shares

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE

of the Fund and after-tax returns for Class A and Class C Shares may vary. The table includes all applicable fees and sales charges. The table further compares the Fund’s performance over time to that of the MSCI AC World Index Total Return, the Barclays Aggregate Bond Index and the 60/40 Index.

Average Annual Total Returns (for the periods ended December 31, 2013)	1 Year	Since Inception of Class
Class I
Return Before Taxes	(4.59)%	(1.88)%[1]
Return After Taxes on Distributions	(6.98)%	(3.58)%[1]
Return After Taxes on Distributions and Sale of Fund Shares	(2.41)%	(2.10)%[1]
Class A Returns Before Taxes	(10.00)%	(6.92)%[2]
Class C Returns Before Taxes	(6.37)%	(4.08)%[3]
MSCI AC World Index Total Return (reflects no deduction for fees, expenses or taxes)	22.80%	14.03%[4]
Barclays Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	-2.02%	14.03%[4]
60/40 Index (reflects no deduction for fees, expenses or taxes)[5]	12.34%	14.03%[4]

1	Class I commenced operations 7/9/2012.
2	Class A commenced operations 11/15/2012.
3	Class C commenced operations 10/01/2012.
4	Since the commencement of Class I shares.
5	The 60/40 Index represents an allocation of 60% MSCI AC World Index Total Return (Equities), 40% Barclays Aggregate Bond Index (Bonds) – formerly the Lehman Aggregate Bond Index through November 2008.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUS FOR FUTURE REFERENCE